UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

Medley Management Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 6th Floor East
New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 31, 2019, Jeff Tonkel is retiring and will be a senior advisor to the Medley platform and will remain a director of Medley Management Inc. (“MDLY”) and Medley Capital Corporation (“MCC”). Accordingly, Mr. Tonkel will resign from his positions as President of MDLY, Sierra Income Corporation (“Sierra”), and Sierra Total Return Fund. Mr. Tonkel’s decision to resign as President of MDLY, Sierra, and Sierra Total Return Fund was not due to any dispute or disagreement with MDLY, Sierra, or Sierra Total Return Fund, or on any matter relating to the operations, policies or practices of MDLY, Sierra, or Sierra Total Return Fund.

Item 8.01	Other Events.

On July 29, 2019, Sierra, MCC, and MDLY jointly issued a press release announcing the execution of: (i) the Amended and Restated Agreement and Plan of Merger (the “Amended MCC Merger Agreement”) by and between MCC and Sierra, pursuant to which MCC will, on the terms and subject to the conditions set forth in the Amended MCC Merger Agreement, merge with and into Sierra, with Sierra as the surviving company in the merger (the “MCC Merger”); and (ii) the Amended and Restated Agreement and Plan of Merger (the “Amended MDLY Merger Agreement”) by and among MDLY, Sierra, and Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), pursuant to which MDLY will, on the terms and subject to the conditions set forth in the Amended MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the merger (the “MDLY Merger”). As a result of the foregoing, the investment management function relating to the operation of Sierra, as the surviving company, will be internalized. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to terms of the Amended MCC Merger Agreement, the consummation of the MCC Merger is conditioned upon the satisfaction or waiver of each of the conditions to closing under the Amended MDLY Merger Agreement and the consummation of the MDLY Merger. Pursuant to the terms of the Amended MDLY Merger Agreement, the consummation of the MDLY Merger is not contingent upon the consummation of the MCC Merger. The Amended MCC Merger Agreement and the Amended MDLY Merger Agreement are subject to stockholder approval, regulatory approvals, and other customary closing conditions. The Amended MCC Merger Agreement is subject to court approval of a stipulation of settlement. The proposed transactions are expected to close in the fourth quarter of 2019, though Sierra, MCC and MDLY can provide no assurance that the proposed transactions will be completed, that they will not be delayed or that the terms of the proposed transactions will not change.

Sierra, MCC, and MDLY have prepared an investor presentation, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

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No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the proposed transactions, Sierra intends to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders an amendment to the Registration Statement on Form N-14 that will include a proxy statement and that also will constitute a prospectus of Sierra, and MCC and MDLY intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus). The Joint Proxy Statement/Prospectus, as applicable, was first mailed or otherwise delivered to stockholders of Sierra, MCC, and MDLY on or about December 21, 2018. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Sierra, MCC, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and stockholders may also obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Sierra, MCC, or MDLY by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the Potential Solicitation

Sierra, MCC, and MDLY and their respective directors, executive officers, other members of their management and certain employees of Medley LLC may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information regarding Sierra’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “Sierra 2019 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on May 9, 2019 (the “MCC 2019 Proxy Statement”). Information regarding MDLY’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “MDLY 2019 Proxy Statement”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2019 Proxy Statement, the MCC 2019 Proxy Statement, and the MDLY 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions. Such forward-looking statements reflect current views with respect to future events and financial performance, and each of Sierra, MCC and MDLY may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for Sierra, MCC, and MDLY stockholders and will be accretive to net investment income for both Sierra and MCC, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in each of Sierra’s, MCC’s and MDLY’s filings with the SEC, and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, MCC, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of MCC and MDLY to prevent any material adverse effect relating thereto, certain required approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), court approval of a stipulation of settlement, the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof; (iii) the results of the go-shop process that will be conducted by MCC’s special committee; and (iv) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to Sierra, MCC and MDLY include, but are not limited to, (i) the costs and expenses that Sierra, MCC and MDLY have, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the impact that any litigation relating to the proposed transactions may have on any of Sierra, MCC and MDLY; (iii) that projections with respect to distributions may prove to be incorrect; (iv) Sierra’s ability to invest its portfolio of cash in a timely manner following the closing of the proposed transactions; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than MCC and MDLY prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of the MCC’s or MDLY’s common stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that will be included in the Joint Proxy Statement/Prospectus (as defined above) relating to the proposed transactions, and in the “Risk Factors” sections of each of Sierra’s, MCC’s and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this press release represent Sierra’s, MCC’s and MDLY’s views as of the date of hereof. Sierra, MCC and MDLY anticipate that subsequent events and developments will cause their views to change. However, while they may elect to update these forward-looking statements at some point in the future, none of Sierra, MCC or MDLY have the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Sierra’s, MCC’s or MDLY’s views as of any date subsequent to the date of this material.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 29, 2019
99.2	Investor Presentation, dated July 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2019	MEDLEY MANAGEMENT INC.

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

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